The Advisors’ Inner Circle Fund III (The “TRUSt”)

Rayliant Quantamental Emerging Market ex-China Equity ETF

Rayliant Quantitative Developed Market Equity ETF

(each, a “Fund” and together, the “Funds”)

Supplement Dated November 5, 2025 to the Funds’

Summary Prospectuses, Prospectus and Statement of Additional Information (the “SAI”),

each dated January 28, 2025, as supplemented on June 30, 2025 and October 20, 2025

This supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

On or around December 19, 2025 (the “Effective Date”), the Funds’ ticker symbols will change as set forth in the table below. As a result, as of the Effective Date, all references to each Fund’s ticker symbol in the Prospectus, Summary Prospectuses and SAI will be updated accordingly.

Fund	Current Ticker Symbol	New Ticker Symbol
Rayliant Quantamental Emerging Market ex-China Equity ETF	RAYE	RWEM
Rayliant Quantitative Developed Market Equity ETF	RAYD	RWLC

Please retain this supplement for future reference.

RAY-SK-010-0100